Aston Funds

ASTON/River Road Dividend All Cap Value Fund

Class N Shares and Class I Shares

Supplement dated May 20, 2015 to the Prospectus dated February 28, 2015, as supplemented on March 16, 2015 for Aston Funds (the “Prospectus”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.

Effective June 15, 2015, the following replaces the fund closure information on pages 120 and 121 of the Prospectus:

Effective on the respective dates shown (each, a “Soft Close Effective Date”), ASTON/River Road Dividend All Cap Value Fund (December 16, 2011) and ASTON/Fairpointe Mid Cap Fund (October 18, 2013) (each, a “Closed Fund”) are closed to new investors until further notice, with the following limited exceptions, where the particular Closed Fund determines that the exception processing is operationally feasible and will not harm the Closed Fund’s investment process:

•	Financial advisors and/or financial consultants that have clients invested in a Closed Fund may continue to recommend the particular Closed Fund to their clients and/or open new accounts.

•

Participants in a retirement plan that includes a Closed Fund as an investment option on the Closed Fund’s Soft Close Effective Date may continue to designate the particular Closed Fund as an investment option.

•

Trustees of Aston Funds, employees of Aston Asset Management, LLC and the respective subadviser of a Closed Fund and their immediate household family members may open new accounts in the particular Closed Fund and add to such accounts.

•

Each Closed Fund reserves the right to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy at any time and to reject any investment for any reason.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

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